                                                                      EXHIBIT 24

             Powers of Attorney of Directors and Executive Officers

                                       of

                            Park National Corporation

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ William T. McConnell
                                                ------------------------------
                                                William T. McConnell

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23RD day of May, 2002.

                                                /s/ C. Daniel DeLawder
                                                ------------------------------
                                                C. Daniel DeLawder

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 29TH day of May, 2002.

                                                /s/ Harry O. Egger
                                                ------------------------------
                                                Harry O. Egger

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 25TH day of May, 2002.

                                                /s/ John W. Kozak
                                                ------------------------------
                                                John W. Kozak

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 29TH day of May, 2002.

                                                /s/ Maureen Buchwald
                                                ------------------------------
                                                Maureen Buchwald

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ James J. Cullers
                                                ------------------------------
                                                James J. Cullers

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ D. C. Fanello
                                                ------------------------------
                                                D. C. Fanello

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 26TH day of May, 2002.

                                                /s/ R. William Geyer
                                                ------------------------------
                                                R. William Geyer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 25TH day of May, 2002.

                                                /s/ Howard E. LeFevre
                                                ------------------------------
                                                Howard E. LeFevre

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ James A. McElroy
                                                ------------------------------
                                                James A. McElroy

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ John J. O'Neill
                                                ------------------------------
                                                John J. O'Neill

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ William A. Phillips
                                                ------------------------------
                                                William A. Phillips

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3RD day of June, 2002.

                                                /s/ J. Gilbert Reese
                                                ------------------------------
                                                J. Gilbert Reese

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Park National Corporation, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan, hereby constitutes and appoints William T. McConnell, C. Daniel DeLawder, David
C. Bowers and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Registration Statement on Form S-8 and any and all amendments and documents related thereto, and to file the same, and any and all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 28TH day of May, 2002.

                                                /s/ Rick R. Taylor
                                                ------------------------------
                                                Rick R. Taylor